PRUDENTIAL GROWTH OPPORTUNITY FUND, INC.

                                (CLASS Z SHARES)

----------------------------------------------------------------


PROSPECTUS DATED MARCH 1, 1996


----------------------------------------------------------------


Prudential Growth Opportunity Fund, Inc. (the Fund) is an open-end, diversified management investment company whose objective is capital growth. The Fund intends to invest principally in a carefully selected portfolio of common stocks--generally small company stocks having prospects of a high return on equity, increasing earnings and increasing dividends (or an expectation of dividends). The Fund's purchase and sale of put and call options and related short-term trading may result in a high portfolio turnover rate. These activities may be considered speculative and may result in higher risks and costs to the Fund. The Fund may also buy and sell stock index futures and may buy and sell options on stock indices in accordance with limits described herein. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.

--------------------------------------------------------------------------------

Class Z shares are offered exclusively for sale to participants in the PSI 401(k) Plan, an employee benefit plan sponsored by Prudential Securities Incorporated (the PSI 401(k) Plan or the Plan). Only Class Z shares are offered through this Prospectus. The Fund also offers Class A, Class B and Class C shares through the attached Prospectus dated November 29, 1995 (the Retail Class Prospectus) which is a part hereof.
--------------------------------------------------------------------------------

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated November 29, 1995, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund, at the address or telephone number noted above.
--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                                 FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES                                                                       CLASS Z SHARES
                                                                                                      ----------------
   Maximum Sales Load Imposed on Purchases (as a percentage of offering price)......................        None
    Maximum Sales Load or Deferred Sales Load Imposed on Reinvested Dividends.......................        None
    Deferred Sales Load (as a percentage of original purchase price or redemption proceeds,
     whichever is lower)............................................................................        None
    Redemption Fees.................................................................................        None
    Exchange Fee....................................................................................        None

ANNUAL FUND OPERATING EXPENSES*                                                                        CLASS Z SHARES
                                                                                                      ----------------
(as a percentage of average net assets)
    Management Fees.................................................................................        .70%
    12b-1 Fees......................................................................................        None
    Other Expenses..................................................................................        .38%
    Total Fund Operating Expenses...................................................................       1.08%



EXAMPLE                                                                                     1 YEAR   3 YEARS  5 YEARS   10 YEARS
                                                                                            -------  -------  --------  --------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
    Class Z...............................................................................  $   11   $   34   $    60   $   132
The  above example is based on expenses expected to have been incurred if Class Z shares had been in existence during the fiscal year ended September 30, 1995. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES
MAY BE GREATER OR LESS THAN THOSE SHOWN.
The purpose of this table is  to assist investors in understanding  the various costs and expenses  that an investor in Class  Z shares  of the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is  Managed." "Other Expenses" includes  operating expenses of the Fund,  such as directors' and  professional fees, registration fees, reports to shareholders, transfer agency and custodian fees and franchise taxes.

  --------------
 *Estimated based on expenses expected to have been incurred if Class Z shares had been in existence during the fiscal year ended September 30,1995.

    THE FOLLOWING INFORMATION SUPPLEMENTS "HOW THE FUND IS MANAGED--DISTRIBUTOR" IN THE RETAIL CLASS PROSPECTUS:

    Prudential Securities serves as the Distributor of Class Z shares and incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed by or paid for by the Fund.

    THE FOLLOWING INFORMATION SUPPLEMENTS "HOW THE FUND VALUES ITS SHARES" IN THE RETAIL CLASS PROSPECTUS:

    The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that Class Z shares are not subject to any distribution and/or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

    THE    FOLLOWING    INFORMATION    SUPPLEMENTS    "TAXES,    DIVIDENDS   AND
DISTRIBUTIONS--TAXATION OF SHAREHOLDERS" IN THE RETAIL CLASS PROSPECTUS:

    As a qualified plan, the PSI 401(k) Plan generally pays no federal income tax. Individual participants in the Plan should consult Plan documents and their own tax advisers for information on the tax consequences associated with participating in the PSI 401(k) Plan.

    The per share dividends on Class Z shares will generally be higher than the per share dividends on Class A, Class B or Class C shares as a result of the fact that Class Z shares are not subject to any distribution or service fee.

    THE FOLLOWING INFORMATION REPLACES THE INFORMATION UNDER "SHAREHOLDER GUIDE--HOW TO BUY SHARES OF THE FUND" AND "SHAREHOLDER GUIDE--HOW TO SELL YOUR SHARES" IN THE RETAIL CLASS PROSPECTUS:


    Class Z shares of the Fund are offered exclusively for sale to participants in the PSI 401(k) Plan. Such shares may be purchased or redeemed only by the Plan on behalf of individual plan participants at NAV without any sales or redemption charge. Class Z shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual plan participants with respect to contributions in the Plan. All purchases by the Plan will be for Class Z shares. Effective as of March 1, 1996, Class A shares held through the PSI 401(k) Plan on behalf of participants will be automatically exchanged for Class Z shares. Individual Plan participants should contact the Prudential Securities Benefits Department for information on making or changing investment choices. The Prudential Securities Benefits Department is located at One Seaport Plaza, 33rd Floor, New York, New York 10292 and may be reached by calling (212) 214-7194.


    The average net asset value per share at which shares of the Fund are purchased or redeemed by the Plan for the accounts of individual plan participants might be more or less than the net asset value per share prevailing at the time that such participants made their investment choices or made their contributions to the Plan.

    THE FOLLOWING INFORMATION SUPPLEMENTS "SHAREHOLDER GUIDE--HOW TO EXCHANGE YOUR SHARES" IN THE RETAIL CLASS PROSPECTUS:


    Class Z shareholders of the Fund may exchange their Class Z shares for Class Z shares of certain other Prudential Mutual Funds on the basis of relative net asset value. You should contact the Prudential Securities Benefits Department about how to exchange your Class Z shares. See "How to Buy Shares of the Fund" above. Participants who wish to transfer their Class Z shares out of the PSI 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at net asset value.


    THE   INFORMATION  ABOVE  ALSO  SUPPLEMENTS   THE  INFORMATION  UNDER  "FUND
HIGHLIGHTS" IN THE RETAIL CLASS PROSPECTUS AS APPROPRIATE.

                    PRUDENTIAL GROWTH OPPORTUNITY FUND, INC.
                       Supplement dated March 1, 1996 to
                       Prospectus dated November 29, 1995



    THE FOLLOWING INFORMATION SUPPLEMENTS "GENERAL INFORMATION--DESCRIPTION OF COMMON STOCK" IN THE PROSPECTUS:



    The Fund is authorized to offer 1 billion shares of common stock, $.01 par value per share, divided into four classes of shares, designated Class A, Class B, Class C and Class Z shares, each consisting of 250 million authorized shares. Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to participants in the PSI 401(k) Plan, an employee benefit plan sponsored by Prudential Securities. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fee. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. Currently, the Fund is offering four classes, designated Class A, Class B, Class C and Class Z shares.



MF109C-2

                    PRUDENTIAL GROWTH OPPORTUNITY FUND, INC.
                       Supplement dated March 1, 1996 to
                   Statement of Additional Information dated
                               November 29, 1995



THE FOLLOWING INFORMATION SUPPLEMENTS "DISTRIBUTOR" IN THE STATEMENT OF ADDITIONAL INFORMATION:



    Prudential Securities serves as the Distributor of Class Z shares and incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which are reimbursed by or paid for by the Fund.


THE FOLLOWING INFORMATION SUPPLEMENTS "PURCHASE AND REDEMPTION OF FUND SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION:


    Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are not subject to any sales or redemption charge and are offered exclusively for sale to participants in the Prudential Securities 401(k) Plan, an employee benefit plan sponsored by Prudential Securities (the PSI 401(k) Plan). See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.



    Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service expenses, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to participants in the PSI 401(k) Plan. See "Distributor." Each class also has separate exchange privileges. See "Shareholder Investment Account--Exchange Privilege."



SPECIMEN PRICE MAKE-UP SHEET



    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold with a maximum sales charge of 5% and Class B*, Class C* and Class Z** shares are sold at net asset value. Using the Fund's net asset value at September 30, 1995, the maximum offering price of the Fund's shares is as follows:



CLASS A
Net asset value and redemption price per Class A share...................................  $   14.18
Maximum sales charge (5% of offering price)..............................................        .75
                                                                                           ---------
Offering price to public.................................................................  $   14.93
                                                                                           ---------
                                                                                           ---------
CLASS B
Net asset value, offering price and redemption price per Class B share*..................  $   13.56
                                                                                           ---------
                                                                                           ---------
CLASS C
Net asset value, offering price and redemption price per Class C share*..................  $   13.56
                                                                                           ---------
                                                                                           ---------
CLASS Z
Net asset value, offering price and redemption price per Class Z share**.................  $   14.18
                                                                                           ---------
                                                                                           ---------


------------------------

 * Class B and Class C shares are subject to a contingent deferred sales  charge
on   certain   redemptions.   See   "Shareholder   Guide--How   to   Sell   Your
Shares--Contingent Deferred Sales Charges" in the Prospectus.



** Class Z shares did not exist prior to March 1, 1996.

THE FOLLOWING INFORMATION SUPPLEMENTS "SHAREHOLDER INVESTMENT ACCOUNT--EXCHANGE PRIVILEGE" IN THE STATEMENT OF ADDITIONAL INFORMATION:

    CLASS Z. Class Z shares may be exchanged for Class Z shares of the funds listed below which participate in the PSI 401(k) Plan. No fee or sales load will be imposed upon the exchange.


    Prudential Allocation Fund
      (Balanced Portfolio)
    Prudential Equity Income Fund
    Prudential Equity Fund, Inc.
    Prudential Global Fund, Inc.
    Prudential Government Income Fund, Inc.
    Prudential Government Securities Trust
      (Money Market Series)
    Prudential High Yield Fund, Inc.
    Prudential Jennison Fund, Inc.
      (expected to be available later in 1996)
    Prudential MoneyMart Assets, Inc.
    Prudential Multi-Sector Fund, Inc.
    Prudential Pacific Growth Fund, Inc.
    Prudential Utility Fund, Inc.



MF109C-3

PRUDENTIAL
GROWTH OPPORTUNITY FUND, INC.

------------------------------------------

PROSPECTUS DATED NOVEMBER 29, 1995

----------------------------------------------------------------

Prudential Growth Opportunity Fund, Inc. (the Fund) is an open-end, diversified management investment company whose objective is capital growth. The Fund intends to invest principally in a carefully selected portfolio of common stocks--generally small company stocks having prospects of a high return on equity, increasing earnings and increasing dividends (or an expectation of dividends). The Fund's purchase and sale of put and call options and related short-term trading may result in a high portfolio turnover rate. These activities may be considered speculative and may result in higher risks and costs to the Fund. The Fund may also buy and sell stock index futures and may buy and sell options on stock indices in accordance with limits described herein. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated November 29, 1995, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund, at the address or telephone number noted above.

--------------------------------------------------------------------------------

INVESTORS  ARE  ADVISED  TO  READ  THIS  PROSPECTUS  AND  RETAIN  IT  FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

WHAT IS PRUDENTIAL GROWTH OPPORTUNITY FUND, INC.?

  Prudential Growth Opportunity Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified management investment company.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

    The Fund's investment objective is capital growth. It seeks to achieve this objective by investing primarily in a carefully selected portfolio of common stocks--generally small company stocks having prospects of a high return on equity, increasing earnings, increasing dividends (or an expectation of dividends), and price-earnings ratios which are not excessive. There can be no assurance that the Fund's objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.

RISK FACTORS AND SPECIAL CHARACTERISTICS

    In seeking to achieve its investment objective, the Fund has generally invested in common stocks with smaller market capitalizations than those of the stocks included in the Dow Jones Industrial Average or the largest stocks included in the Standard & Poor's 500 Composite Stock Index. As a result, the Fund's portfolio has generally been made up of common stocks issued by smaller, less well known companies selected by the investment adviser on the basis of fundamental investment analysis. Companies in which the Fund is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. See "How the Fund Invests--Investment Objective and Policies" at page
8. The Fund may also engage in various hedging and return enhancement strategies, including derivatives. See "How the Fund Invests--Hedging and Return Enhancement Strategies-- Risks of Hedging and Return Enhancement Strategies" at page 9. In addition, the Fund may invest up to 15% of its total assets in foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks not typically associated with investing in securities of domestic companies. See "How the Fund Invests--Other Investments and Policies--Foreign Investments" at page 11.

WHO MANAGES THE FUND?

    Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .70 of 1% of the Fund's average daily net assets. As of October 31, 1995, PMF served as manager or administrator to 64 investment companies, including 37 mutual funds, with aggregate assets of approximately $50 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 13.

WHO DISTRIBUTES THE FUND'S SHARES?

    Prudential Mutual Fund Distributors, Inc. (PMFD) acts as the Distributor of the Fund's Class A shares and is paid an annual distribution and service fee which is currently being charged at the rate of .25 of 1% of the average daily net assets of the Class A shares.

    Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's Class B and Class C shares and is paid an annual distribution and service fee at the rate of 1% of the average daily net assets of each of the Class B and Class C shares.

    See "How the Fund is Managed--Distributor" at page 13.

WHAT IS THE MINIMUM INVESTMENT?

  The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 19 and "Shareholder Guide--Shareholder Services" at page 27.

HOW DO I PURCHASE SHARES?

    You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 15 and "Shareholder Guide--How to Buy Shares of the Fund" at page 19.

WHAT ARE MY PURCHASE ALTERNATIVES?

    The Fund offers three classes of shares:

     - Class A Shares:    Sold  with an initial sales charge of up to 5% of
                          the offering price.

     - Class B Shares:    Sold without  an  initial sales  charge  but  are
                          subject  to a contingent  deferred sales charge or
                          CDSC (declining from  5% to zero  of the lower  of
                          the  amount invested  or the  redemption proceeds)
                          which will be imposed on certain redemptions  made
                          within  six  years of  purchase. Although  Class B
                          shares   are    subject    to    higher    ongoing
                          distribution-related expenses than Class A shares, Class B shares will automatically convert to Class
                          A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

     - Class C Shares:    Sold without an initial sales charge and, for one
                          year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

    See "Shareholder Guide--Alternative Purchase Plan" at page 20.

HOW DO I SELL MY SHARES?

    You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 23.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Fund expects to pay dividends of net investment income, if any, semi-annually and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 16.

                                 FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES+         CLASS A SHARES               CLASS B SHARES                      CLASS C SHARES
                                          ---------------   ------------------------------------   ------------------------------
    Maximum Sales Load Imposed on
      Purchases (as a percentage of
      offering price)...................        5%                          None                                None
    Maximum Sales Load or Deferred Sales
      Load Imposed on Reinvested
      Dividends.........................       None                         None                                None
    Deferred Sales Load (as a percentage
      of original purchase price or
      redemption proceeds, whichever is
      lower)............................       None         5% during the first year, decreasing   1% on redemptions made within
                                                            by 1% annually to 1% in the fifth           one year of purchase
                                                            and sixth years and 0% the seventh
                                                                         year*
    Redemption Fees.....................       None                         None                                None
    Exchange Fee........................       None                         None                                None

ANNUAL FUND OPERATING EXPENSES            CLASS A SHARES               CLASS B SHARES                      CLASS C SHARES
                                          ---------------   ------------------------------------   ------------------------------
(as a percentage of average net assets)
    Management Fees.....................       .70%                         .70%                                .70%
    12b-1 Fees..........................       .25++                        1.00                                1.00
    Other Expenses......................        .38                         .38                                 .38
                                          ---------------   ------------------------------------   ------------------------------
    Total Fund Operating Expenses.......       1.33%                       2.08%                               2.08%
                                          ---------------   ------------------------------------   ------------------------------
                                          ---------------   ------------------------------------   ------------------------------

EXAMPLE                                                                                     1 YEAR   3 YEARS  5 YEARS   10 YEARS
                                                                                            -------  -------  --------  --------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
    Class A...............................................................................  $ 63     $ 90     $  119    $ 202
    Class B...............................................................................  $ 71     $ 95     $  122    $ 213
    Class C...............................................................................  $ 31     $ 65     $  112    $ 241
You would pay the following expenses on the same investment, assuming no redemption:
    Class A...............................................................................  $ 63     $ 90     $  119    $ 202
    Class B...............................................................................  $ 21     $ 65     $  112    $ 213
    Class C...............................................................................  $ 21     $ 65     $  112    $ 241
The  above example is based on data for the Fund's fiscal year  ended September 30, 1995. THE EXAMPLE SHOULD NOT BE CONSIDERED A
REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
The purpose of this table is to  assist investors in understanding the various costs  and expenses that an investor in the  Fund will  bear, whether directly or indirectly. For more complete descriptions  of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating  expenses of the Fund, such  as directors' and professional fees,  registration fees, reports to shareholders, transfer agency and custodian fees and franchise taxes.

   ------------------
      *Class B shares will automatically convert to Class A shares approximately
       seven   years   after  purchase.   See   "Shareholder  Guide--Conversion
       Feature--Class B Shares."
      +Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."
     ++Although the Class A Distribution and Service Plan provides that the Fund may pay a distribution fee of up to .30 of 1% per annum of the average daily net assets of the Class A shares, the Distributor has agreed to limit its distribution fees with respect to Class A shares of the Fund to no more than .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending September 30, 1996. Total operating expenses without such limitation would be 1.38%. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS A SHARES)

   The following financial highlights with respect to the five-year period ended September 30, 1995 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements.

                                                                                                                      JANUARY 22,
                                                                                                                       1990 (A)
                                                                   YEAR ENDED SEPTEMBER 30,                             THROUGH
                                              ------------------------------------------------------------------     SEPTEMBER 30,
                                                1995 (D)         1994 (D)       1993 (D)    1992 (D)      1991           1990
                                              -------------    -------------    --------    --------    --------    ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......   $       12.40    $       13.06    $ 11.25     $ 10.16     $   7.36    $       8.55
                                              -------------    -------------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income......................             .05               --        .03         .02          .05             .09
Net realized and unrealized gain (loss) on
 investment transactions...................            2.57              .13       3.14        1.47         2.82           (1.20)
                                              -------------    -------------    --------    --------    --------         -------
Total from investment operations...........            2.62              .13       3.17        1.49         2.87           (1.11)
                                              -------------    -------------    --------    --------    --------         -------
LESS DISTRIBUTIONS
Dividends from net investment income.......              --               --          --          --        (.07)           (.08)
Distributions from net realized capital
 gains.....................................            (.84)            (.79)     (1.36)       (.40)          --          --
                                              -------------    -------------    --------    --------    --------         -------
Total distributions........................            (.84)            (.79)     (1.36)       (.40)        (.07)           (.08)
                                              -------------    -------------    --------    --------    --------         -------
Net asset value, end of period.............   $       14.18    $       12.40    $ 13.06     $ 11.25     $  10.16    $       7.36
                                              -------------    -------------    --------    --------    --------         -------
                                              -------------    -------------    --------    --------    --------         -------
TOTAL RETURN (C):..........................           23.29%            1.13%     30.42%      15.39%       39.39%         (13.19)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............   $     242,231    $     103,078    $94,842     $44,845      $25,165         $17,222
Ratios to average net assets:
  Expenses, including distribution fees....            1.33%            1.33%      1.17%       1.33%        1.50%           1.61%(b)
  Expenses, excluding distribution fees....            1.08%            1.09%       .97%       1.13%        1.30%           1.42%(b)
  Net investment income (loss).............             .30%             .00%       .26%        .19%         .59%           1.54%(b)
Portfolio turnover.........................              64%              82%        68%         99%         111%             79%

   ------------------
   (a) Commencement of offering of Class A shares.
   (b) Annualized.
   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
   (d) Calculated based upon weighted average shares outstanding during the period.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS B SHARES)

   The following financial highlights with respect to the five-year period ended September 30, 1995 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements.

                                                                         YEAR ENDED SEPTEMBER 30,
                                                 -------------------------------------------------------------------------
                                                  1995 (B)    1994 (B)     1993 (B)     1992 (B)       1991        1990
                                                 ----------   ---------   ----------   ----------   ----------   ---------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of year.............  $  11.99     $   12.74   $    11.08   $    10.11   $     7.34   $    9.11
                                                 ----------   ---------   ----------   ----------   ----------   ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)...................      (.06)         (.09)        (.06)        (.07)        (.02)        .07
Net realized and unrealized gain (loss) on
 investment transactions.......................      2.47           .13         3.08         1.44         2.82       (1.75)
                                                 ----------   ---------   ----------   ----------   ----------   ---------
Total from investment operations...............      2.41           .04         3.02         1.37         2.80       (1.68)
                                                 ----------   ---------   ----------   ----------   ----------   ---------
LESS DISTRIBUTIONS
Dividends from net investment income...........          --          --           --           --         (.03)       (.09)
Distributions from net realized capital
 gains.........................................      (.84)         (.79)       (1.36)        (.40)          --          --
                                                 ----------   ---------   ----------   ----------   ----------   ---------
Total distributions............................      (.84)         (.79)       (1.36)        (.40)        (.03)       (.09)
                                                 ----------   ---------   ----------   ----------   ----------   ---------
Net asset value, end of year...................  $  13.56     $   11.99   $    12.74   $    11.08   $    10.11   $    7.34
                                                 ----------   ---------   ----------   ----------   ----------   ---------
                                                 ----------   ---------   ----------   ----------   ----------   ---------
TOTAL RETURN (C):..............................     22.37%          .42%       29.40%       14.27%       38.33%     (18.63)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..................  $361,873     $ 425,502     $376,068     $172,018     $118,660     $86,440
Ratios to average net assets:
  Expenses, including distribution fees........      2.08%         2.09%        1.97%        2.13%        2.30%       2.18%
  Expenses, excluding distribution fees........      1.08%         1.09%         .97%        1.13%        1.30%       1.28%
  Net investment income (loss).................      (.51%)        (.76)%       (.54)%       (.61)%       (.21)%       .91%
Portfolio turnover.............................        64%           82%          68%          99%         111%         79%


                                                  1989 (A)        1988           1987           1986
                                                 ----------   ------------     ---------     -----------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of year.............  $     7.47   $       9.58     $    9.09     $  8.30
                                                 ----------   ------------     ---------     -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)...................         .06           (.08d)          --         .02(d)
Net realized and unrealized gain (loss) on
 investment transactions.......................        1.65          (1.34)         2.40        1.89
                                                 ----------   ------------     ---------     -----------
Total from investment operations...............        1.71          (1.26)         2.40        1.91
                                                 ----------   ------------     ---------     -----------
LESS DISTRIBUTIONS
Dividends from net investment income...........        (.07)          (.03)           --        (.02)
Distributions from net realized capital
 gains.........................................          --           (.82)        (1.91)      (1.10)
                                                 ----------   ------------     ---------     -----------
Total distributions............................        (.07)          (.85)        (1.91)      (1.12)
                                                 ----------   ------------     ---------     -----------
Net asset value, end of year...................  $     9.11   $       7.47     $    9.58     $  9.09
                                                 ----------   ------------     ---------     -----------
                                                 ----------   ------------     ---------     -----------
TOTAL RETURN (C):..............................       23.20%        (10.72)%       31.61%      26.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..................    $160,995       $143,263      $186,655     $87,844
Ratios to average net assets:
  Expenses, including distribution fees........        1.79%          1.66%(d)      1.61%       1.40%(d)
  Expenses, excluding distribution fees........        1.17%          1.05%(d)      1.07%       1.16%(d)
  Net investment income (loss).................         .74%          1.07%(d)       .08%        .18%(d)
Portfolio turnover.............................          79%          % 76           113%        139%

   ------------------
   (a) On January 31, 1989, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as investment adviser and since then has acted as manager of the Fund. See "Manager" in the Statement of Additional Information.
   (b) Calculated based upon weighted average shares outstanding during the year.
   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
   (d) Net of expense reimbursement.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS C SHARES)

   The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements.

                                                                    AUGUST 1,
                                                                     1994 (A)
                                                   YEAR ENDED        THROUGH
                                                 SEPTEMBER 30,    SEPTEMBER 30,
                                                    1995 (D)         1994 (D)
                                                 --------------   --------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of period...........      $11.99           $11.61
                                                     ------           ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)...................        (.06)            (.01)
Net realized and unrealized gain (loss) on
 investment transactions.......................        2.47              .39
                                                     ------           ------
Total from investment operations...............        2.41              .38
                                                     ------           ------
LESS DISTRIBUTIONS
Distributions from net realized capital
 gains.........................................        (.84)              --
                                                     ------           ------
  Total distributions..........................        (.84)              --
                                                     ------           ------
Net asset value, end of period.................      $13.56           $11.99
                                                     ------           ------
                                                     ------           ------
TOTAL RETURN (C):..............................       22.37%            3.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)................      $1,545           $  269
Ratios to average net assets:
  Expenses, including distribution fees........        2.08%            2.22%(b)
  Expenses, excluding distribution fees........        1.08%            1.22%(b)
  Net investment income (loss).................        (.46)%           (.31)%(b)
Portfolio turnover.............................          64%              82%

   ------------------
   (a) Commencement of offering of Class C shares.
   (b) Annualized.
   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
   (d) Calculated based upon weighted average shares outstanding during the period.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

  THE FUND'S INVESTMENT OBJECTIVE IS CAPITAL GROWTH. THE FUND WILL ATTEMPT TO ACHIEVE THIS OBJECTIVE BY INVESTING PRINCIPALLY IN A CAREFULLY SELECTED PORTFOLIO OF COMMON STOCKS. INVESTMENT INCOME IS OF INCIDENTAL IMPORTANCE, AND THE FUND MAY INVEST IN SECURITIES WHICH DO NOT PRODUCE ANY INCOME. HOWEVER, THERE MAY BE PERIODS WHEN, IN THE JUDGMENT OF THE FUND'S INVESTMENT ADVISER, MARKET OR GENERAL ECONOMIC CONDITIONS JUSTIFY A TEMPORARY DEFENSIVE POSITION. THERE CAN BE NO ASSURANCE THAT SUCH OBJECTIVE WILL BE ACHIEVED. See "Investment Objective and Policies" in the Statement of Additional Information.

    THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). FUND POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

    The stocks which the Fund's investment adviser generally expects to select for the Fund's portfolio are those which, in the investment adviser's judgment, have prospects of a high return on equity, increasing earnings and increasing dividends (or an expectation of dividends). These criteria are not rigid, and other stocks may be included in the Fund's portfolio if they are expected to help the Fund attain its objective. These criteria can be changed by the Fund's Board of Directors.

    THE FUND MAY ALSO INVEST IN PREFERRED STOCKS AND BONDS, WHICH HAVE EITHER ATTACHED WARRANTS OR A CONVERSION PRIVILEGE INTO COMMON STOCKS, AND IN WARRANTS. IN ADDITION, THE FUND MAY PURCHASE PUT OPTIONS ON STOCKS THAT THE FUND HOLDS AS PROTECTION AGAINST A SIGNIFICANT PRICE DECLINE, MAY PURCHASE AND SELL STOCK INDEX OPTIONS AND FUTURES TO HEDGE OVERALL MARKET RISK AND THE INVESTMENT OF CASH FLOWS AND WRITE LISTED PUT AND LISTED COVERED CALL OPTIONS. SEE "HEDGING AND RETURN ENHANCEMENT STRATEGIES" BELOW. THE FUND MAY ALSO INVEST UP TO 15% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, WHICH MAY INVOLVE ADDITIONAL RISKS. SUCH INVESTMENT RISKS INCLUDE FUTURE ADVERSE POLITICAL AND ECONOMIC DEVELOPMENTS, POSSIBLE SEIZURE OR NATIONALIZATION OF THE COMPANY IN WHOSE SECURITIES THE FUND HAS INVESTED AND POSSIBLE ESTABLISHMENT OF EXCHANGE CONTROLS OR OTHER LAWS THAT MIGHT ADVERSELY AFFECT THE REPATRIATION OF ASSETS OR THE PAYMENT OF DIVIDENDS. IN ADDITION, A PORTFOLIO OF FOREIGN SECURITIES MAY BE ADVERSELY AFFECTED BY FLUCTUATIONS IN THE RELATIVE RATES OF EXCHANGE BETWEEN THE CURRENCIES OF DIFFERENT NATIONS AND BY EXCHANGE CONTROL REGULATIONS. SEE "OTHER INVESTMENTS AND POLICIES--FOREIGN INVESTMENTS" BELOW.

    IN SEEKING TO ACHIEVE ITS INVESTMENT OBJECTIVE, THE FUND HAS GENERALLY INVESTED IN COMMON STOCKS WITH SMALLER MARKET CAPITALIZATIONS THAN THOSE OF THE STOCKS INCLUDED IN THE DOW JONES INDUSTRIAL AVERAGE OR THE LARGEST STOCKS INCLUDED IN THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX. As a result, the Fund's portfolio has generally been made up of common stocks issued by smaller, less well known companies (with market capitalizations typically less than $1 billion or a corresponding market capitalization in foreign markets) selected by the investment adviser on the basis of fundamental investment analysis. The Fund may, however, invest in the securities of any issuer without regard to its size or the market capitalization of its common stock. Companies in which the Fund is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

    THE FUND MAY ALSO INVEST WITHOUT LIMIT IN HIGH QUALITY MONEY MARKET INSTRUMENTS (A) WHEN CONDITIONS DICTATE A TEMPORARY DEFENSIVE STRATEGY, (B) UNTIL THE PROCEEDS FROM THE SALE OF THE FUND'S SHARES HAVE BEEN INVESTED OR (C) DURING TEMPORARY PERIODS OF PORTFOLIO RESTRUCTURING. Such instruments may include commercial paper of domestic corporations, certificates of deposit, repurchase agreements, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. Government, its instrumentalities or its agencies.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

  THE FUND MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES, INCLUDING DERIVATIVES, TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN, BUT NOT FOR SPECULATION. These strategies include the purchase and sale of put and call options, and the purchase and sale of stock index futures and combinations thereof. The Manager will use such techniques as market conditions warrant. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objective and Policies" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies. In contrast to many investment companies which invest in securities of foreign issuers, the Fund is not permitted to enter into futures or options contracts involving foreign currencies. As a result, there may be occasions when the investment adviser may wish, but will be unable, to hedge the Fund's currency exposure to foreign investments.

  OPTIONS TRANSACTIONS

  THE FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON EQUITY SECURITIES THAT ARE TRADED ON NATIONAL SECURITIES EXCHANGES OR STOCK INDICES THAT ARE TRADED ON NATIONAL SECURITIES EXCHANGES OR LISTED ON NASDAQ.

    A CALL OPTION ON EQUITY SECURITIES GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE SECURITIES SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE "EXERCISE PRICE" OR "STRIKE PRICE"). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

    A PUT OPTION ON EQUITY SECURITIES GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund as the writer of a put option might, therefore, be obligated to purchase underlying securities for more than their current market price.

    OPTIONS ON STOCK INDICES ARE SIMILAR TO OPTIONS ON EQUITY SECURITIES EXCEPT THAT, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right, in return for a premium paid, to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of an index option, in return for a premium, is obligated to pay the amount of cash due upon exercise of the option.

    THE FUND WILL WRITE ONLY "COVERED" OPTIONS. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying securities or maintains cash, U.S. Government securities or other liquid high-grade debt obligations with a value sufficient at all times to cover its obligations in a segregated account. See "Investment Objective and Policies--Limitation on Purchase and Sale of Stock Options, Options on Stock Indices and Stock Index Futures" in the Statement of Additional Information.

    THERE IS NO LIMITATION ON THE AMOUNT OF CALL OPTIONS THE FUND MAY WRITE. THE FUND MAY ONLY WRITE COVERED PUT OPTIONS TO THE EXTENT THAT COVER FOR SUCH OPTIONS DOES NOT EXCEED 25% OF THE FUND'S NET ASSETS. THE FUND WILL NOT PURCHASE AN OPTION IF, AS A RESULT OF SUCH PURCHASE, MORE THAN 20% OF ITS TOTAL ASSETS WOULD BE INVESTED IN PREMIUMS FOR SUCH OPTIONS.

  STOCK INDEX FUTURES

  THE FUND MAY PURCHASE AND SELL STOCK INDEX FUTURES WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE FOR CERTAIN HEDGING AND RISK MANAGEMENT PURPOSES IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION.

    A STOCK INDEX FUTURES CONTRACT IS AN AGREEMENT IN WHICH ONE PARTY AGREES TO DELIVER TO ANOTHER AN AMOUNT OF CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN A SPECIFIC STOCK INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying stocks in the index is made.

    THE FUND MAY NOT PURCHASE OR SELL STOCK INDEX FUTURES IF, IMMEDIATELY THEREAFTER, MORE THAN ONE-THIRD OF ITS NET ASSETS WOULD BE HEDGED. IN ADDITION, EXCEPT IN THE CASE OF A CALL WRITTEN AND HELD ON THE SAME INDEX, THE FUND WILL WRITE CALL OPTIONS ON INDICES OR SELL STOCK INDEX FUTURES ONLY IF THE AMOUNT RESULTING FROM THE MULTIPLICATION OF THE THEN CURRENT LEVEL OF THE INDEX (OR INDICES) UPON WHICH THE OPTIONS OR FUTURES CONTRACT(S) IS BASED, THE APPLICABLE MULTIPLIER(S), AND THE NUMBER OF FUTURES OR OPTIONS CONTRACTS WHICH WOULD BE OUTSTANDING WOULD NOT EXCEED ONE-THIRD OF THE VALUE OF THE FUND'S NET ASSETS.

    THE FUND'S SUCCESSFUL USE OF STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON INDICES DEPENDS UPON ITS ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of the stock index future and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contract, resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day. In addition, if the Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, the Fund might create a loss on the futures contract. In addition, the ability of the Fund to close out a futures position or an option depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time. See "Investment Objective and Policies" in the Statement of Additional Information.

    THE FUND'S ABILITY TO ENTER INTO STOCK INDEX FUTURES AND LISTED OPTIONS IS LIMITED BY THE REQUIREMENTS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE INTERNAL REVENUE CODE), FOR QUALIFICATION AS A REGULATED INVESTMENT COMPANY. See "Taxes" in the Statement of Additional Information.

  RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

  PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. If the investment adviser's prediction of movements in the direction of the securities markets is inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options and stock index futures include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of specific securities being hedged or the movement in stock indices; (2) imperfect correlation between the price of options and stock index futures and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.
See "Investment Objective and Policies" and "Taxes" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  FOREIGN INVESTMENTS

  The Fund may invest up to 15% of its total assets in securities of foreign issuers (including securities of issuers domiciled outside of the U.S. which trade on a national securities exchange, obligations of foreign branches of domestic banks and American Depositary Receipts).

    Investing in securities of foreign companies and countries involves certain considerations and risks which are not typically associated with investing in securities of domestic companies. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and public companies than exists in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies. There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries. There may be less publicly available information about foreign companies and governments compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs of foreign securities exchanges are generally higher than in the United States. In addition, a portfolio of foreign securities may be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations.

    The financial condition and results of operations of many domestic issuers in which the Fund is permitted to invest may be affected by some of the foregoing factors to the extent that their sales are made and/or their operations are conducted outside the U.S.

  REPURCHASE AGREEMENTS

  The Fund may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. pursuant to an order of the Securities and Exchange Commission (SEC).

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will maintain, in a segregated account of the Fund, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Fund's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

  BORROWING

  The Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, emergency or extraordinary purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. However, the Fund will not purchase portfolio securities when borrowings exceed 5% of the value of the Fund's total assets.

  SHORT SALES AGAINST-THE-BOX

  The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box), and that not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales. Short sales will be made primarily to defer realization of gain or loss for federal tax purposes. The Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against-the-box during the coming year.

  ILLIQUID SECURITIES

  The Fund may invest up to 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper, that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such
restricted  securities  under  the  supervision  of  the  Board  of   Directors.
Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

INVESTMENT RESTRICTIONS

  The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

    For the fiscal year ended September 30, 1995, the Fund's total expenses as a percentage of average net assets for the Fund's Class A, Class B and Class C shares were 1.33%, 2.08%, and 2.08%, respectively. See "Financial Highlights."

MANAGER

  PRUDENTIAL MUTUAL FUND MANAGEMENT, INC. (PMF OR THE MANAGER), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .70 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS. It was incorporated in May 1987 under the laws of the State of Delaware. For the fiscal year ended September 30, 1995, the Fund paid management fees to PMF of .70% of the Fund's average net assets. See "Manager" in the Statement of Additional Information.

    As of October 31, 1995, PMF served as the manager to 37 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 27 closed-end investment companies with aggregate assets of approximately $50 billion.

    UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. See "Manager" in the Statement of Additional Information.

    UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.

    The current portfolio manager of the Fund is Roger E. Ford, a Managing Director of PIC. Mr. Ford has responsibility for the day-to-day management of the Fund's portfolio. Mr. Ford has managed the Fund's portfolio since July 1995 and manages a number of other portfolios advised by PIC. Mr. Ford has been employed by PIC as a portfolio manager since 1972.

    PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR

  PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC. (PMFD), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF CLASS A SHARES OF THE FUND. IT IS A WHOLLY-OWNED SUBSIDIARY OF PMF.

    PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS B AND CLASS C SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

    UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND SEPARATE DISTRIBUTION AGREEMENTS (THE DISTRIBUTION AGREEMENTS), PMFD AND PRUDENTIAL SECURITIES (COLLECTIVELY, THE DISTRIBUTOR) INCUR THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Fund may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

    Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

    UNDER THE CLASS A PLAN, THE FUND MAY PAY PMFD FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/ or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. PMFD has agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending September 30, 1996.

    UNDER THE CLASS B AND CLASS C PLANS, THE FUND PAYS PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE CLASS B AND CLASS C SHARES. The Class B and Class C Plans provide for the payment to Prudential Securities of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares, and (ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

    For the fiscal year ended September 30, 1995, the Fund paid distribution expenses of .25%, 1% and 1% of the average net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income.

    Distribution expenses attributable to the sale of shares of the Fund will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

    Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay expenses incurred under any plan if it is terminated or not continued.

    In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons who distribute shares of the Fund. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

    The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

    Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

    In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these changes. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

    For   more  detailed  information  concerning  the  foregoing  matters,  see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

    The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P. O. Box 1713, Boston, Massachusetts 02105.

    Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P. O. Box 15005, New Brunswick, New Jersey 08906-5005.

                         HOW THE FUND VALUES ITS SHARES

  THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.

    Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. See "Net Asset Value" in the Statement of Additional Information.

    The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the NAV of the three classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE ITS TOTAL RETURN (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. TOTAL RETURN AND YIELD ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows how much an investment in the Fund would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the
Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The "yield" refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. The Fund will include performance data for each class of shares of the Fund offered through this Prospectus in any advertisement or information including performance data of the Fund. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND

  THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. See "Taxes" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  Any dividends out of net investment income, together with distributions of net short-term capital gains (I.E., the excess of net short-term capital gains over net long-term capital losses), will be taxable as ordinary income to the shareholder whether or not reinvested. Any net long-term capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as such to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.

    Dividends paid by the Fund will be eligible for the 70% dividends-received deduction for corporate shareholders to the extent that the Fund's income is derived from certain dividends received from domestic corporations. Capital gains distributions are not eligible for the 70% dividends-received deduction.

    Any gain or loss realized upon a sale or redemption of Fund shares by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Any such loss, however, on shares that are held for six months or less, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder with respect to those shares.

    The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

    Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

WITHHOLDING TAXES

  Under the Internal Revenue Code, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain distributions and redemption proceeds payable to individuals and certain noncorporate shareholders who fail to furnish correct tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders). Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends of net investment income and short-term capital gains to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

DIVIDENDS AND DISTRIBUTIONS

  THE FUND EXPECTS TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, SEMI-ANNUALLY AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY NET CAPITAL GAINS. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

    DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES BASED ON THE NAV OF EACH CLASS ON THE RECORD DATE, OR SUCH OTHER DATE AS THE BOARD OF DIRECTORS MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash.

    WHEN THE FUND GOES "EX-DIVIDEND," THE NAV OF EACH CLASS IS REDUCED BY THE AMOUNT OF THE DIVIDEND OR DISTRIBUTION ALLOCABLE TO EACH CLASS. IF YOU BUY SHARES JUST PRIOR TO THE EX-DIVIDEND DATE, THE PRICE YOU PAY WILL INCLUDE THE DIVIDEND OR DISTRIBUTION AND A PORTION OF YOUR INVESTMENT WILL BE RETURNED TO YOU AS A TAXABLE DIVIDEND OR DISTRIBUTION. YOU SHOULD, THEREFORE, CONSIDER THE TIMING OF DIVIDENDS AND DISTRIBUTIONS WHEN MAKING YOUR PURCHASES.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK

  THE FUND WAS INCORPORATED IN MARYLAND ON JULY 28, 1980. THE FUND IS AUTHORIZED TO ISSUE 750 MILLION SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, DIVIDED INTO THREE CLASSES, DESIGNATED CLASS A, CLASS B AND CLASS C COMMON STOCK, EACH OF WHICH CONSISTS OF 250 MILLION AUTHORIZED SHARES. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class bears different distribution expenses, (ii) each class has exclusive voting rights with respect to its distribution and service plan (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A Plan to both Class A and Class B shareholders), (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." The Fund has received an order from the SEC permitting the issuance and sale of multiple classes of common stock. Currently, the Fund is offering three classes, designated Class A, Class B and Class C shares. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

    The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Directors.

    THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. The minimum initial investment requirement is waived for purchases of Class A shares effected through an exchange of Class B shares of The BlackRock Government Income Trust. See "Shareholder Services" below.

    THE PURCHASE PRICE IS THE NAV NEXT DETERMINED FOLLOWING RECEIPT OF AN ORDER BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES PLUS A SALES CHARGE WHICH, AT YOUR OPTION, MAY BE IMPOSED EITHER (I) AT THE TIME OF PURCHASE (CLASS A SHARES) OR (II) ON A DEFERRED BASIS (CLASS B OR CLASS C SHARES). SEE "ALTERNATIVE PURCHASE PLAN" BELOW. SEE ALSO "HOW THE FUND VALUES ITS SHARES."

    Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

    The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

    Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

    Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired, and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Growth Opportunity Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B or Class C shares).

    If you arrange for receipt by State Street of Federal Funds prior to 4:15 P.M., New York time, on a business day, you may purchase shares of the Fund as of that day.

    In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Growth Opportunity Fund, Inc., Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE FUND OFFERS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                ANNUAL 12B-1 FEES
                                             (AS A % OF AVERAGE DAILY
                   SALES CHARGE                    NET ASSETS)                  OTHER INFORMATION
          ------------------------------  ------------------------------  ------------------------------
CLASS A   Maximum initial sales charge    .30 of 1% (Currently being      Initial sales charge waived or
          of 5% of the public offering    charged at a rate of .25 of     reduced for certain purchases
          price                           1%)

CLASS B   Maximum contingent deferred     1%                              Shares convert to Class A
          sales charge or CDSC of 5% of                                   shares approximately seven
          the lesser of the amount                                        years after purchase
          invested or the redemption
          proceeds; declines to zero
          after six years

CLASS C   Maximum CDSC of 1% of the       1%                              Shares do not convert to
          lesser of the amount invested                                   another class
          or the redemption proceeds on
          redemptions made within one
          year of purchase

    The three classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights with respect to its plan (except as noted under the heading "General Information--Description of Common Stock"), and
(iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.

    Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

    IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

    The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

    If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

    If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

    If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

    If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.

    ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. SEE "REDUCTION AND WAIVER OF INITIAL SALES CHARGES" BELOW.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                            SALES CHARGE AS    SALES CHARGE AS    DEALER CONCESSION
                             PERCENTAGE OF      PERCENTAGE OF     AS PERCENTAGE OF
   AMOUNT OF PURCHASE       OFFERING PRICE     AMOUNT INVESTED     OFFERING PRICE
-------------------------  -----------------  -----------------  -------------------
Less than $25,000                  5.00%              5.26%               4.75%
$25,000 to $49,999                 4.50               4.71                4.25
$50,000 to $99,999                 4.00               4.17                3.75
$100,000 to $249,999               3.25               3.36                3.00
$250,000 to $499,999               2.50               2.56                2.40
$500,000 to $999,999               2.00               2.04                1.90
$1,000,000 and above             None               None                None

    Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

    BENEFIT PLANS. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (Benefit Plans), provided that the plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 1,000 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account record keeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

    PRUDENTIAL VISTA PROGRAM. Class A shares are offered at net asset value to certain qualified employee retirement benefit plans under section 401 of the Internal Revenue Code, for which Prudential Defined Contribution Services serves as the recordkeeper provided that such plan is also participating in the Prudential Vista Program (PruVista Plan), and provided further that (i) for existing plans, the plan has existing assets of at least $1 million and at least 100 eligible employees or participants, and (ii) for new plans, the plan has at least 500 eligible employees or participants. The term "existing assets" for this purpose includes transferable cash and GICs (guaranteed investment contracts) maturing within 4 years.

    PRUARRAY PLANS. Class A shares may be purchased at NAV by certain retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, including pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Code that participate in the Transfer Agent's PruArray Program (a benefit plan record keeping service) (hereafter referred to as a PruArray Plan); provided (i) that the plan has at least $1 million in existing assets or 1,000 eligible employees or participants and (ii) that Prudential Mutual Funds constitute at least one-half of the plan's investment options. The term "existing assets" for this purpose includes stock issued by a PruArray Plan sponsor and shares of non-money market Prudential Mutual Funds and shares of certain unaffiliated non-money market mutual funds that participate in the PruArray Program (Participating Funds). "Existing assets" also include shares of money market funds acquired by exchange from a Participating Fund.

    SPECIAL  RULES  APPLICABLE  TO  RETIREMENT PLANS.    After  a  Benefit Plan,
PruVista Plan or PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

    OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) Directors and officers of the Fund and other Prudential Mutual Funds, (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 90 days of the commencement of the financial adviser's employment at Prudential Securities, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

    IF  YOU  HOLD SHARES  OF THE  FUND THROUGH  PRUDENTIAL SECURITIES,  YOU MUST
REDEEM YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power, must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

    PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST, EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

    PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Therafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect federal income tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30-day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, will generally not be allowed for federal income tax purposes.

  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

    The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                                         CONTINGENT DEFERRED
                                                                                SALES
                                                                        CHARGE AS A PERCENTAGE
                                                                            OF THE DOLLARS
YEAR SINCE PURCHASE                                                          INVESTED OR
PAYMENT MADE                                                             REDEMPTION PROCEEDS
----------------------------------------------------------------------  ----------------------
First.................................................................           5.0%
Second................................................................           4.0%
Third.................................................................           3.0%
Fourth................................................................           2.0%
Fifth.................................................................           1.0%
Sixth.................................................................           1.0%
Seventh...............................................................           None

    In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; then of amounts representing the cost of shares acquired prior to July 1, 1985; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

    For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

    For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

    The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code for a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59 1/2; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (I.E., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

    In addition, the CDSC will be waived on redemptions of shares held by a Director of the Fund.

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

    A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.

    Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

    For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

    Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

    For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

    The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE FUND YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable

CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

    IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

    IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

    IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

    You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.

  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV. See "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above. Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.

    The Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

  In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  - TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges."

  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at One Seaport Plaza, New York, New York 10292. In addition, monthly unaudited financial data are available upon request from the Fund.

  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at One Seaport Plaza, New York, New York 10292, or by telephone at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

    For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY
  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

       TAXABLE BOND FUNDS
 Prudential Diversified Bond Fund, Inc.
 Prudential Government Income Fund, Inc.
 Prudential Government Securities Trust
   Short-Intermediate Term Series
 Prudential High Yield Fund, Inc.
 Prudential Mortgage Income Fund, Inc.
 Prudential Structured Maturity Fund, Inc.
   Income Portfolio
 Prudential U.S. Government Fund
 The BlackRock Government Income Trust

       TAX-EXEMPT BOND FUNDS
 Prudential California Municipal Fund
   California Series
   California Income Series
 Prudential Municipal Bond Fund
   High Yield Series
   Insured Series
   Intermediate Series
 Prudential Municipal Series Fund
   Florida Series
   Hawaii Income Series
   Maryland Series
   Massachusetts Series
   Michigan Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
 Prudential National Municipals Fund, Inc.

       GLOBAL FUNDS
 Prudential Europe Growth Fund, Inc.
 Prudential Global Fund, Inc.
 Prudential Global Genesis Fund, Inc.
 Prudential Global Limited Maturity Fund, Inc.
   Global Assets Portfolio
   Limited Maturity Portfolio
 Prudential Global Natural Resources Fund, Inc.
 Prudential Intermediate Global Income Fund, Inc.
 Prudential Pacific Growth Fund, Inc.
 Global Utility Fund, Inc.

       EQUITY FUNDS
 Prudential Allocation Fund
   Balanced Portfolio
   Strategy Portfolio
 Prudential Equity Fund, Inc.
 Prudential Equity Income Fund
 Prudential Growth Opportunity Fund, Inc.
 Prudential Jennison Fund, Inc.
 Prudential Multi-Sector Fund, Inc.
 Prudential Utility Fund, Inc.
 Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund

       MONEY MARKET FUNDS
 -TAXABLE MONEY MARKET FUNDS
 Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
 Prudential Special Money Market Fund
   Money Market Series
 Prudential MoneyMart Assets
 -TAX-FREE MONEY MARKET FUNDS
 Prudential Tax-Free Money Fund
 Prudential California Municipal Fund
   California Money Market Series
 Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series
 -COMMAND FUNDS
 Command Money Fund
 Command Government Fund
 Command Tax-Free Fund
 -INSTITUTIONAL MONEY MARKET FUNDS
 Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS

                                                    PAGE
                                                     ---
FUND HIGHLIGHTS.................................         2
  Risk Factors and Special Characteristics......         2
FUND EXPENSES...................................         4
FINANCIAL HIGHLIGHTS............................         5
HOW THE FUND INVESTS............................         8
  Investment Objective and Policies.............         8
  Hedging and Return Enhancement Strategies.....         9
  Other Investments and Policies................        11
  Investment Restrictions.......................        12
HOW THE FUND IS MANAGED.........................        12
  Manager.......................................        13
  Distributor...................................        13
  Portfolio Transactions........................        15
  Custodian and Transfer and Dividend Disbursing
    Agent.......................................        15
HOW THE FUND VALUES ITS SHARES..................        15
HOW THE FUND CALCULATES PERFORMANCE.............        16
TAXES, DIVIDENDS AND DISTRIBUTIONS..............        16
GENERAL INFORMATION.............................        18
  Description of Common Stock...................        18
  Additional Information........................        18
SHAREHOLDER GUIDE...............................        19
  How to Buy Shares of the Fund.................        19
  Alternative Purchase Plan.....................        20
  How to Sell Your Shares.......................        23
  Conversion Feature--Class B Shares............        26
  How to Exchange Your Shares...................        26
  Shareholder Services..........................        27
THE PRUDENTIAL MUTUAL FUND FAMILY...............       A-1

-------------------------------------------
MF109A                                                                    44401I

                                       Class A:    74435E 10 9
                        CUSIP Nos.:    Class B:    74435E 20 8
                                       Class C:    74435E 30 7

PRUDENTIAL
GROWTH OPPORTUNITY
FUND, INC.
--------------------

                                                               NOVEMBER 29, 1995

                        PRUDENTIAL MUTUAL FUNDS
                          BUILDING YOUR FUTURE
                          ON OUR STRENGTH-SM-
                                                                 [LOGO]

                            PRUDENTIAL MUTUAL FUNDS

                        Supplement dated January 5, 1996
The following information supplements the Prospectus of each of the Funds listed below.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

REDUCTION AND WAIVER OF INITIAL SALES CHARGES.

    OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end fund sponsored by the financial adviser's previous employer (other than a money market fund or other no-load fund which imposes a distribution or service fee of
 .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchase.

    You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

    Listed below are the names of the Prudential Mutual Funds and the dates of the Prospectuses to which this supplement relates.

NAME OF FUND                                      PROSPECTUS DATE
------------------------------------------------  -------------------------------------
The BlackRock Government Income Trust             August 31, 1995
Global Utility Fund, Inc.                         November 29, 1995
Nicholas-Applegate Fund, Inc.                     March 6, 1995
  Nicholas-Applegate Growth Equity Fund
Prudential Allocation Fund                        September 29, 1995
  Balanced Portfolio
  Strategy Portfolio
Prudential California Municipal Fund
  California Income Series                        November 1, 1995
  California Series                               November 1, 1995
Prudential Diversified Bond Fund, Inc.            January 3, 1995
                                                  (As supplemented on June 20, 1995)
Prudential Equity Fund, Inc.                      February 28, 1995
Prudential Equity Income Fund                     January 2, 1996
Prudential Europe Growth Fund, Inc.               June 30, 1995
Prudential Global Genesis Fund, Inc.              July 31, 1995
Prudential Global Limited Maturity Fund, Inc.
  Limited Maturity Portfolio                      January 3, 1995
Prudential Global Natural Resources Fund, Inc.    July 31, 1995
Prudential Government Income Fund, Inc.           May 1, 1995
Prudential Growth Opportunity Fund, Inc.          November 29, 1995
Prudential High Yield Fund, Inc.                  February 28, 1995
Prudential Intermediate Global Income Fund, Inc.  March 2, 1995
Prudential Jennison Fund, Inc.                    October 27, 1995
Prudential Mortgage Income Fund, Inc.             August 25, 1995
Prudential Multi-Sector Fund, Inc.                June 30, 1995
Prudential Municipal Bond Fund                    June 30, 1995
  Insured Series
  High Yield Series
  Intermediate Series
Prudential Municipal Series Fund
  Florida Series                                  November 1, 1995
  Hawaii Income Series                            November 1, 1995
  Maryland Series                                 November 1, 1995
  Massachusetts Series                            November 1, 1995
  Michigan Series                                 November 1, 1995
  New Jersey Series                               November 1, 1995
  New York Series                                 November 1, 1995
  North Carolina Series                           November 1, 1995
  Ohio Series                                     November 1, 1995
  Pennsylvania Series                             November 1, 1995
Prudential National Municipals Fund, Inc.         February 28, 1995
Prudential Structured Maturity Fund, Inc.         March 1, 1995
  Income Portfolio
Prudential Utility Fund, Inc.                     March 1, 1995

MF950C-17

                    PRUDENTIAL GROWTH OPPORTUNITY FUND, INC.

                      Supplement dated January 2, 1996 to
                       Prospectus dated November 29, 1995

                            HOW THE FUND IS MANAGED

MANAGER

    Effective January 1996, Jay Kaplan, a Vice President of The Prudential Investment Corporation (PIC), became a co-manager of the Fund. Mr. Kaplan shares responsibility for the day-to-day management of the Fund's portfolio with Roger
E. Ford, the Fund's current portfolio manager. Mr. Kaplan also has responsibility for the day-to-day management of a number of other portfolios advised by PIC. Mr. Kaplan has been employed by PIC as a portfolio manager since January 1995. Prior thereto he was an analyst with PIC (1991-1994) and with the Corporate Finance Group of The Prudential Insurance Company of America between 1988 and 1991.

MF109C-1